EXHIBIT 10.74

                             2
FIRST AMENDMENT TO AUGUST PURCHASE AGREEMENT

     THIS FIRST AMENDMENT dated as of December 27, 1996 is made to that certain AUGUST PURCHASE AGREEMENT (the "August Agreement") dated as of August 12, 1996 by and among SPECIALTY FOODS CORPORATION, a Delaware corporation ("SFC"), STELLA FOODS, INC., a Delaware corporation ("Stella"), and ACADIA PARTNERS, L.P. ("Purchaser").

     WHEREAS, the parties desire to amend certain aspects of the August Agreement and simultaneously enter into that certain
Equity Conversion Letter Agreement;

     NOW, THEREFORE, subject to the terms and conditions set forth herein, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Defined terms used herein but not defined herein shall have the meanings ascribed to them in the August Agreement.

2. Section 2.6 of the August Agreement is hereby amended to read in its entirety as follows:

     "Section 2.6   Collection.    The  Purchased Receivables
     are, as of the date of this August Agreement, valid and enforceable claims against the insurance companies whose names are listed on Schedule 1."

3. Section 4.03 of the August Agreement is deleted in its entirety.

          4. The effectiveness of this Amendment is expressly conditioned on the final negotiation and execution before March 15, 1997 of an agreement between the parties hereto, the other Purchasers and Specialty Foods Acquisition Corporation, the corporate parent of SFC ("SFAC"), that is satisfactory in form and substance to all such parties setting forth a procedure whereby the Purchasers, and certain permitted assigns of the Purchasers, can exchange the Accounts Receivable for Common Stock in SFAC.

5. Except as expressly amended hereby, all of the terms and provisions of the August Agreement are and shall remain in full force and effect.

6. This First Amendment may be executed in one or more counterparts (including by means of faxed signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to the August Agreement on the day and year first above written.

                                   SPECIALTY FOODS CORPORATION


                                   By:  /s/ Robert L Fishbune
                                   Name:     Robert L. Fishbune
                                   Title:    Vice President &
Chief Financial
Officer


                                   STELLA FOODS, INC.


                                   By:  /s/ John E. Kelly
                                   Name:     John E. Kelly
                                   Title:    Vice President &
General Counsel


                                   ACADIA PARTNERS, L.P.


                                   By:  /s/ Steven Gruber
                                   Name:     Steven Gruber
                                   Title:    Vice President